UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	May 9, 2025

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2025, the Board of Directors of Teleflex Incorporated (the “Company”) approved the amendment and restatement of the Company’s Third Amended and Restated Bylaws (the bylaws, as amended and restated, the “Fourth Amended and Restated Bylaws”). The only change effected by the amendment and restatement is to delete former Section 2.2.5, which required that that any action taken by the stockholders of the Company be effected at a duly called annual or special meeting of the stockholders and specifically prohibited stockholders from action by consent in writing or by telephone.

The Fourth Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its 2025 annual meeting of stockholders on May 9, 2025 (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders voted on:

•the election of nine directors of the Company to serve for a term of one year or until their successors have been duly elected and qualified;

•the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025; and

•a stockholder proposal regarding the continuous holding requirement for calling a special stockholder meeting.

(b) The final voting results with respect to each proposal are set forth below.

1.    Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Candace H. Duncan	28,443,194	11,086,832	79,254	1,581,320
Gretchen R. Haggerty	28,674,816	10,856,097	78,367	1,581,320
John C. Heinmiller	28,666,248	10,852,284	90,748	1,581,320
Liam J. Kelly	27,397,534	12,132,752	78,994	1,581,320
Stephen K. Klasko	25,382,686	14,145,380	81,214	1,581,320
Andrew A. Krakauer	28,199,515	11,327,845	81,920	1,581,320
Neena M. Patil	28,590,304	10,910,246	108,730	1,581,320
Stuart A. Randle	27,030,091	12,493,931	85,258	1,581,320
Jaewon Ryu	28,204,943	11,320,045	84,292	1,581,320
2.    Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
29,026,275	10,444,796	138,209	1,581,320

3.    Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
39,677,853	1,440,784	71,964	0

4.    Stockholder Proposal Regarding the Continuous Holding Requirement for Calling a Special Stockholder Meeting

For	Against	Abstain	Broker Non-Votes
4,621,969	34,842,111	145,200	1,581,320

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Title
3.1*	-	Fourth Amended and Restated Bylaws of Teleflex Incorporated, effective May 9, 2025.
104	-	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.
*Filed herewith.

Date: May 15, 2025	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary